                            JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D and all amendments thereto with respect to the Common Stock, par value $1.00 per share, beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

June 30, 1999


                                    LONGVIEW CAPITAL MANAGEMENT, LLC


                                    By:  /s/ Charles H. Goodman
                                         ----------------------
                                    President

                                    CHARLES H. GOODMAN

                                         /s/ Charles H. Goodman
                                    ---------------------------


                                    LESTER CROWN


                                         /s/ Lester Crown
                                    ---------------------------


                                    JAMES S. CROWN


                                         /s/ James S. Crown
                                    ---------------------------


                                    A. STEVEN CROWN


                                         /s/ A. Steven Crown
                                    ---------------------------


                                    WILLIAM H. CROWN


                                        /s/ William H. Crown
                                    ---------------------------

                                    RICHARD C. GOODMAN


                                        /s/ Richard C. Goodman
                                    ----------------------------


                                    SUSAN CROWN


                                        /s/ Susan Crown
                                    ----------------------------


                                    REBECCA CROWN


                                        /s/ Rebecca Crown
                                    ----------------------------


                                    BARBARA MANILOW


                                        /s/ Barbara Manilow
                                    ----------------------------


                                    SARA STAR


                                        /s/ Sara Star
                                    ----------------------------


                                    GEOFFREY F. GROSSMAN, Not Individually
                                    But Solely as Trustee of The Edward Trust


                                        /s/ Geoffrey F. Grossman
                                    ----------------------------